Exhibit 99.1

Presenters: Donald E. Morel, Jr., Ph.D. Chairman and Chief Executive Officer William J. Federici Vice President and Chief Financial Officer Investor Relations Contact: Michael A. Anderson Vice President and Treasurer mike.anderson@westpharma.com CJS Securities 8th “New Ideas” Investor Conference New York, New York January 9, 2008 NYSE: WST westpharma.com

Certain statements in the following slides and certain statements that may be made by management of the Company orally during this presentation contain some forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934,as amended, that are based on management’s plans and assumptions. Such statements give our current expectations or forecasts of future events; they do not relate strictly to historical or current facts. We have tried, wherever possible, to identify such statements by using words such as “estimate,” “expect,” “intend,” “believe,” “plan,” “anticipate” and other words and terms of similar meaning in connection with any discussion of future operating or financial performance or condition. We cannot guarantee that any forward-looking statement will be realized. If known or unknown risks or uncertainties materialize, or if underlying assumptions are inaccurate, actual results could differ materially from past results and those expressed or implied in any forward-looking statement. You should bear this in mind as you consider forward-looking statements. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events or otherwise. Important factors that may affect future results include the following: sales demand and our ability to meet that demand; competition from other providers in the Company’s business, including customers’ in-house operations, and from lower-cost producers in emerging markets, which can impact unit volume, price and profitability; customers’ changing inventory requirements and manufacturing plans that alter existing orders or ordering patterns for the products we supply them; the timing, regulatory approval and commercial success of customer products incorporating our products and services, including relevant third-party reimbursement for prescription products, medical devices and components and medical procedures in which those products are employed or consumed; the ability of Nektar Therapeutics to market the Exubera® Inhalation-Powder insulin device and product and the resolution of the parties’ obligations under the supply contract between the Company and Nektar consistent with the Company’s current expectations; average profitability, or mix, of products sold in any reporting period; maintaining or improving production efficiencies and overhead absorption; the timeliness and effectiveness of capacity expansions, particularly capacity expansions, including the effects of delays associated with construction, availability and price of capital goods, and necessary internal, governmental and customer approvals of planned and completed projects, and the demand for goods to be produced in new facilities; dependence on third-party suppliers and partners, including our Japanese partner Daikyo Seiko Ltd.; the availability and cost of skilled employees required to meet increased production, managerial, research and other needs of the Company, including professional employees and persons employed under collective bargaining agreements; interruptions or weaknesses in our supply chain, which could cause delivery delays or restrict the availability of raw materials and key bought-in components and finished products; raw-material price escalation, particularly petroleum-based raw materials, and our ability to pass raw-material cost increases on to customers through price increases; the development, regulatory approval and marketing of new products as a result of the Company’s research and development efforts; the defense of selfdeveloped or in-licensed intellectual property, including patents, trade and service marks and trade secrets; dependence of normal business operations on information and communication systems and technologies provided, installed or operated by third parties; the relative strength of the U.S. dollar in relation to other currencies, particularly the Euro, British Pound, and Japanese Yen; changes in tax law or loss of beneficial tax incentives; the conclusion of unresolved tax positions consistent with currently expected outcomes; and the timely execution and realization of savings anticipated by the Company’s restructuring plan announced December 12, 2007. Exubera® is a registered trademark of Pfizer, Inc. Safe Harbor Statement

Key Developments - 2007 • Daikyo sales and technology agreements extended to 2017 • Raised $161.5 million, 4% convertible junior sub debenture • Announced stock buy-back of up to 1 million shares • Pfizer exited Exubera®* • CMS reimbursement changed for ESA drugs • Tech Group restructuring announced • China land use application approved * Exubera is a registered trademark of Pfizer, Inc.

($ millions) $376 $413 $483 $542 $593 $686 $726 $100 $300 $500 $700 $900 $1,100 2001 2002 2003 2004 2005 2006 2007E Strong Sales Growth 2001 - 2007 $227 Core Business Acquisitions $107

Global Revenue Breakdown Based on 2007 estimate of approx $1 billion South America: $36 million (4%) North America: $508 million (51%) Europe: $424 million (42%) Asia/Pacific: $38 million (4%)

Market Dynamics Support Continued Growth • Aging population creates an increasing number of patients with chronic illnesses such as diabetes and cancer • Biologic drugs (2006 Market: $56B*) continue to grow – Biologic drugs represent the fastest growing segment of the injectable pharma market (13% CAGR projected through 2010)* • Injectables currently account for ~15% of the global drug delivery market^ • Resurgence in vaccine research and development • China, India economic growth and growing demand for advanced healthcare • Point-of-care shift: Hospital Specialty Clinic Home *Source: Datamonitor ^Source: Arrowhead Publishers

Four Strategic Growth Platforms Injectable Container Solutions Prefillable Syringe Systems Advanced Injection Systems Safety + Administration Systems

West’s Competitive Advantage • Unmatched experience/expertise: drug - material interface • Ability to source components from multiple locations globally • Protected IP: West’s components and systems • Regulatory barrier to entry: NDA and ANDA filing must include reference to all packaging/components in contact with the drug 1. West Drug Master File (DMF) 1546 is confidential 2. West DMF includes functionality data (multi-year studies) 3. All primary package changes require new stability/functionality studies for new filing • Engineering expertise in high-volume manufacturing and assembly

Growth Platform 1 - Injectable Container Solutions West Spectra™ West FluroTec® Components Seal - Stopper - Vial Daikyo Crystal Zenith® Vials Estimated Market Size - $1.5 BN CAGR – 4% Source: Company Estimate for Vial systems only

Growth Platform 2 - Safety and Administration Systems Vial2Bag™ Mix2Vial™ MixJect™ Total Market - $1.5 BN CAGR – 11% Source: Greystone Associates and Company estimate Project Orion

Market Dynamics Support Continued Growth • Aging population creates an increasing number of patients with chronic illnesses such as diabetes and cancer • Biologic drugs (2006 Market: $56B*) continue to grow – Biologic drugs represent the fastest growing segment of the injectable pharma market (13% CAGR projected through 2010)* • Injectables currently account for ~15% of the global drug delivery market^ • Resurgence in vaccine research and development • China, India economic growth and growing demand for advanced healthcare • Point-of-care shift: Hospital Specialty Clinic Home • Emergence of delivery systems that combine the primary drug container and delivery platform *Source: Datamonitor ^Source: Arrowhead Publishers

Convergence of Primary Containers and Delivery Systems Auto Injectors with Cartridges Traditional Injection System Components for Pen System Applications

Growth Platform 3 - Prefillable Syringe Systems FluroTec® Plungers Needle Shields – Tip Caps Daikyo Crystal Zenith® 1mL LL Prefillable Syringe Daikyo Crystal Zenith® Staked Needle Syringe Estimated Market Size - $900 MM CAGR – 8% Source: Company estimates

West Advanced Injection System Growth Platform 4 - Advanced Injection Systems Staked Needle Prefillable Syringe Plunger Primary Drug Container Lined Seal 1mL Flanged Cartridge Estimated Market Size - $210MM CAGR – 8% Source: Greystone Associates and Company estimates

Grow revenues and earnings despite reduced sales of certain products • Fundamental growth will offset lost revenue associated with Exubera, ESA drugs etc. – Market Segmentation and therapeutic category management – Lean operations – Sales mix shift toward higher value products • Generate Tech Group performance improvement – New Grand Rapids facility recovery from 2007 relocation and expansion – Execute restructuring of operating footprint – Shift product mix: focus on healthcare and proprietary products • Effectively manage global capacity expansion – Monitor relevant changes in demand, lead times – Timely availability of increased capacity Continue Investing for the future • Innovation programs – Begin to commercialize leading innovation programs • Geographic expansion plans - China, India 2008 Management Operating Priorities

Summary • Fundamental business drivers remain unchanged • Opportunities for growth remain very attractive • West’s competitive advantages uniquely position the Company to capitalize on growth drivers in key market segments: • Solid balance sheet • Seasoned, experienced management team – Incentives closely tied to growth in shareholder value Year end call and 2008 outlook – February 21,2008

Presenters: Donald E. Morel, Jr., Ph.D. Chairman and Chief Executive Officer William J. Federici Vice President and Chief Financial Officer Investor Relations Contact: Michael A. Anderson Vice President and Treasurer mike.anderson@westpharma.com CJS Securities 8th “New Ideas” Investor Conference New York, New York January 9, 2008 NYSE: WST westpharma.com